UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 30, 2006
                                                 -------------------------------

                        Investors Capital Holdings, Ltd.
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             (Exact name of registrant as specified in its charter)

       Massachusetts                 1-16349                     04-3284631
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(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

    230 Broadway East, Lynnfield, Massachusetts                    01940
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     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (800) 949-1422
                                                   -----------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition
On June 30, 2006, Investors Capital Holdings, Ltd. issued a press release announcing its financial results for the Company's fiscal year ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference for any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing

Item 9.0.1 Financial Statements and Exhibits
     (d)  The following items are filed as exhibits to this report:

     99.1 Press release, dated June 30, 2006 issued by Investors Capital Holdings, Ltd.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Investors Capital Holdings, Ltd.
                                        --------------------------------
                                        (Registrant)


Date June 30, 2006
     -------------                      /s/ Timothy B. Murphy
                                        ---------------------
                                        Timothy B. Murphy
                                        Chief Financial Officer, Chief
                                        Accounting Officer, Treasurer, Executive
                                        Vice President, and Director

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Exhibit No.            Description
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99.1                   Press release dated June 30, 2006